UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 10, 2001

                                 STRUTHERS, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


           NEVADA                       0-30331                  57-1075246
           ------                       -------                 ----------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)           Identification No.)

                     605 ROSSVILLE ROAD, WAUKON, IOWA 52172
                     --------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (563) 568-4950

         1866-B RAOUL WALLENBERG BLVD., CHARLESTON, SOUTH CAROLINA 29407
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)







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ITEM 5.              OTHER EVENTS

At a meeting of the Board of Directors held on May 10, 2001, the Company's President, Mariano Raigo, was appointed as a member of the Board of Directors to fill the vacancy created by the departure of Douglas W. Beatty from the Board.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                STRUTHERS, INC.
                                                (Registrant)

Dated: May 23, 2001                             By__________________________
                                                   Richard S. Lane
                                                   Chairman of the Board



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